UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

STEELE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-53474 (Commission File Number)	75-3232682 (IRS Employer Identification No.)

2709 Garnet Ave Suite 2a San Diego, CA (Address of Principal Executive Offices )	92109 (Zip Code)

Registrant’s telephone number, including area code:   (858) 847-9090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Steele Resources Corporation, a Nevada.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2013
John J. Ryan resigned as the Company’s Chief Financial Officer and as a member of the Board of Directors. John J. Ryan did not express any disagreement with the Company on any matter relating to its operations, policies or practices.

The Company did not have an employment agreement or consulting agreement with John J. Ryan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2013	STEELE RESOURCES CORPORATION

	By:	/s/ Scott Landow
Scott Landow
Director